GAMCO GLOBAL SERIES FUNDS, INC.

Supplement dated August 25, 2014

to SAI dated April 30, 2014

Effective August 25, 2014, the Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the GAMCO Global Growth Fund (the “Global Growth Fund”) and the GAMCO Global Opportunity Fund (the “Global Opportunity Fund”) to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses)at no more than an annual rate of 1.00% for Class I Shares. To reflect this change, the final paragraph on page 36 of the SAI will be replaced in its entirety by the following:

“The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the GRID Fund to the extent necessary to maintain its annual total operating expenses (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at an annual rate of 2.00%, 2.00%, 2.75%, and 1.75% of the value of its average daily net assets for Class AAA, Class A, Class C, and Class I Shares, respectively. The fee waiver and expense reimbursement arrangement for the Fund will continue until at least through May 1, 2015, and may only be terminated by the Board before such time. In addition, the GRID Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving the effect to the repayment, the Fund’s adjusted annual total operating expenses would not exceed an annual rate of 2.00%, 2.00%, 2.75%, and 1.75% of its average daily net assets for Class AAA, Class A, Class C, and Class I Shares, respectively.

Further, the Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Global Opportunity Fund to the extent necessary to maintain its annual total operating expenses (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at an annual rate of 2.00%, 2.00%, 2.75%, and 1.00% of the value of its average daily net assets for Class AAA, Class A, Class C, and Class I Shares, respectively. The fee waiver and expense reimbursement arrangement for Class A and Class C of the Global Opportunity Fund is in effect through May 1, 2015, and Class I through April 30, 2016, and may only be terminated by the Board before such time. In addition, the Global Opportunity Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving the effect to the repayment, the Fund’s adjusted annual total operating expenses would not exceed an annual rate of 2.00%, 2.00%, 2.75%, and 1.00% of its average daily net assets for Class AAA, Class A, Class C, and Class I Shares, respectively.

During such Funds’ fiscal years ended December 31, 2012 and 2013, the Global Opportunity Fund was reimbursed by the Adviser in the amounts of $98,019 and $81,933, respectively, and the GRID Fund was reimbursed by the Adviser in the amounts of $73,390 and $45,891, respectively.

The Adviser has also contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Global Growth Fund to the extent necessary to maintain its annual total operating expenses (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at an annual rate of 1.00% of the value of its average daily net assets for Class I Shares. The fee waiver and expense reimbursement arrangement for the Fund will continue until at least through April 30, 2016 and may only be terminated by the Board before such time. In addition, the Global Growth Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving the effect to the repayment, the Fund’s adjusted annual total operating expenses would not exceed an annual rate of 1.00% of its average daily net assets for Class I Shares.”